UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 25, 2020

Commission File Number of issuing entity:  333-228572
Central Index Key Number of issuing entity:  0001128250
BA CREDIT CARD TRUST*
(Exact name of issuing entity as specified in its charter)
(Issuing Entity of the Notes)

Commission File Number of issuing entity:  333-228572-02
Central Index Key Number of issuing entity:   0000936988
BA MASTER CREDIT CARD TRUST II
(Exact name of issuing entity as specified in its charter)
(Issuing Entity of the Collateral Certificate)

Commission File Number of depositor:  333-228572-01
Central Index Key Number of depositor:   0001370238

BA CREDIT CARD FUNDING, LLC

(Exact name of depositor as specified in its charter)

Central Index Key Number of sponsor: 0001102113

BANK OF AMERICA, NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

c/o BA Credit Card Funding, LLC 1020 North French Street DE5-002-01-05 Wilmington, Delaware 19884	c/o BA Credit Card Funding, LLC 1020 North French Street DE5-002-01-05 Wilmington, Delaware 19884
(Address of Principal Executive Office)	(Address of Principal Executive Office)

(980) 683-4915	(980) 683-4915
(Telephone Number, including area code)	(Telephone Number, including area code)

01-0864848	01-0864848
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

N/A	N/A
(Former name or address, if changed since last report)	(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

* In accordance with relevant regulations of the Securities and Exchange Commission, the depositor files annual and other reports with the Commission on behalf of the BA Credit Card Trust and the BA Master Credit Card Trust II under the Central Index Key (CIK) number (0001128250) for the BA Credit Card Trust.

Section 8 – Other Events

Item 8.01. Other Events.

The information contained in Exhibit 99.1 to this Report on Form 8-K relates to the credit card receivables conveyed to BA Master Credit Card Trust II and the related credit card accounts.  The information contained in Exhibit 99.1 is styled as an annex (“Annex I”), which is attached to (and forms an integral part of) prospectuses prepared from time to time in connection with the offer and sale of BAseries notes issued by BA Credit Card Trust.  References to the “prospectus” contained in Annex I are to the Form of Prospectus dated December 19, 2019 (the “Form of Prospectus”), filed by BA Credit Card Funding, LLC, BA Master Credit Card Trust II and BA Credit Card Trust with the Securities and Exchange Commission under Central Index Key (CIK) Nos. 0001370238, 0000936988 and 0001128250, respectively, on December 19, 2019.  Some of the terms used in Exhibit 99.1 are used as defined in the “Glossary of Defined Terms” included in the Form of Prospectus.

Section 9 – Financial Statements and Exhibits.

Item 9.01(d). Exhibits.

Exhibit Index

The following is filed as an Exhibit to this Report under Exhibit 99.1:

Exhibit Number	Description

Exhibit 99.1	Annex I: The Master Trust II Portfolio.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BA CREDIT CARD FUNDING, LLC Acting solely in its capacity as depositor of BA Master Credit Card Trust II and BA Credit Card Trust

Date: June 25, 2020	By:	/s/ Keith W. Landis
		Name:	Keith W. Landis
		Title:	President & CEO